UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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    Soliciting Material Pursuant to §240.14a-12

Vion Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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4 Science Park
New Haven, Connecticut 06511
(203) 498-4210

DEAR FELLOW STOCKHOLDER:

You are cordially invited to attend the Company’s Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time, on Tuesday, June 27, 2006 at The Westin Stamford, 1 Stamford Place, Stamford, Connecticut 06902. This year you are being asked to: (i) elect seven directors; and (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2006. At the meeting, I will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

We look forward to greeting personally those stockholders who are able to be present at the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and return the enclosed proxy in the envelope provided or that you register your vote by telephone or on the Internet by following the instructions on your proxy card at your earliest convenience.

Please note that if you plan to attend the meeting, attendance will be limited to stockholders as of the record date only.

Thank you for your cooperation.

Very truly yours,
ALAN KESSMAN Chief Executive Officer

May 30, 2006
New Haven, Connecticut

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

TO BE HELD JUNE 27, 2006

Notice is hereby given that the Annual Meeting of Stockholders of Vion Pharmaceuticals, Inc. will be held at 10:00 a.m. Eastern Time, on Tuesday, June 27, 2006 at The Westin Stamford, 1 Stamford Place, Stamford, Connecticut 06902, for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2006; and

3.	To transact other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders of record of the Company’s common stock at the close of business on May 8, 2006 are entitled to vote at the meeting or any adjournments of the meeting. Stockholders are requested to complete, sign and date the enclosed proxy card and mail it in the enclosed pre-addressed envelope or register their vote by telephone or on the Internet by following the instructions on the proxy card. Stockholders may revoke their proxy and change their vote by signing another proxy card with a later date and returning it before the polls close at the Annual Meeting of Stockholders, or by voting in person at the meeting. However, if you hold your shares in a brokerage account, you must obtain a proxy, executed in your favor, from your broker (the holder of record) to be able to vote at the meeting.

Please note that if you plan to attend the meeting, attendance will be limited to stockholders as of the record date only. Each stockholder may be asked to present valid picture identification prior to being admitted to the meeting. Stockholders holding stock in brokerage accounts (‘‘street name’’ holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

On behalf of the Board of Directors
KAREN SCHMEDLIN Secretary

May 30, 2006
New Haven, Connecticut

VION PHARMACEUTICALS, INC.
4 Science Park
New Haven, Connecticut 06511

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

This Proxy Statement is furnished to the holders of common stock of Vion Pharmaceuticals, Inc. (the ‘‘Company’’) in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held on June 27, 2006, or at any adjournments of the meeting. The purpose of the meeting and the matters to be acted upon are described in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card and the Company’s Annual Report are being mailed to the stockholders on or about June 2, 2006.

We are paying for the distribution of the proxies. As part of this process, we reimburse brokers, nominees and other custodians for reasonable fees and expenses in forwarding proxy materials to our stockholders. Our employees may also solicit proxies through mail, telephone, the Internet or other means, but they do not receive additional compensation for providing these services. Voting results are tabulated and certified by our transfer agent, American Stock Transfer and Trust Company.

Revocability and Voting of Proxy

A form of proxy for use at the annual meeting and a pre-addressed return envelope for the proxy are enclosed. Stockholders may revoke their proxy and change their vote by signing another proxy card with a later date and returning it before the polls close at the annual meeting, or voting in person at the meeting. However, if you hold your shares in a brokerage account, you must obtain a proxy, executed in your favor, from your broker (the holder of record) to be able to vote at the meeting.

Shares of the Company’s common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no instructions are given, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 and 2 as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting. If you abstain from voting on a particular matter, your vote will not be treated as cast either for or against that proposal.

Record Date and Voting Rights

Stockholders of record of the Company’s common stock at the close of business on May 8, 2006, the record date for the meeting, are entitled to notice of and to vote at the annual meeting or any adjournments of the meeting. Each outstanding share of common stock is entitled to one vote on each matter considered at the meeting. On May 8, 2006 there were 67,903,117 shares of our common stock outstanding. The holders of a majority of the outstanding shares that may be voted at the meeting, present in person or by proxy, will constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. ‘Broker non-votes’ are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker non-votes on the specific items to be brought before the annual meeting is discussed under each item.

Meeting Attendance

Please note that if you plan to attend the meeting, attendance will be limited to stockholders as of the record date, or their duly appointed proxies, only. Each stockholder may be asked to present valid picture identification prior to being admitted to the meeting. Stockholders holding stock in brokerage accounts (‘‘street name’’ holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of May 1, 2006 (except as otherwise noted in the footnotes) regarding the beneficial ownership (as defined by the Securities and Exchange Commission (the ‘‘SEC’’)) of our Common Stock: (i) each person known by us to own beneficially more than five percent of our outstanding Common Stock; (ii) each of our current directors and each nominee for director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of our current directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed and the address of each beneficial owner is c/o Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

Directors and Officers	Number of Shares Beneficially Owned		Percent of Outstanding Shares of Common Stock
George Bickerstaff	32,935	(1)	*
Stephen K. Carter, M.D.	94,986	(2)	*
William R. Miller	394,294	(3)	*
Alan C. Sartorelli, Ph.D.	534,648	(4)	*
Mario Sznol, M.D.	455,521	(5)	*
Ian Williams	—		*
Gary Willis	32,935	(1)	*
Alan Kessman	2,059,450	(6)	3.0%
Howard B. Johnson	709,166	(7)	1.0%
Ann Lee Cahill	258,636	(8)	*
Terrence W. Doyle	463,057	(9)	*
Ivan King, Ph.D	460,437	(10)	*
All directors and executive officers as a group (14 persons).	5,808,069	(11)	8.1%
Other Beneficial Owners
Raj Rajaratnam Galleon Management, L.L.C. Galleon Management, L.P. Galleon Advisors, L.L.C. Galleon Captains Partners, L.P. Galleon Captains Offshore, Ltd. Galleon Healthcare Partners, L.P. Galleon Healthcare Offshore, Ltd. 135 East 57th Street, 16th Floor New York, NY 10022	5,702,948	(12)	8.4%
OrbiMed Advisors LLC OrbiMed Capital LLC Samuel D. Isaly 767 Third Avenue, 30th Floor New York, NY 10017	3,362,100	(13)	5.0%

*	Less than one percent

(1)	Includes 20,000 shares issuable upon exercise of options.

(2)	Includes 82,051 shares issuable upon exercise of options.

(3)	Includes 88,472 shares issuable upon exercise of options.

(4)	Includes 190,874 shares beneficially owned by Dr. Sartorelli’s wife, as to which Dr. Sartorelli disclaims beneficial ownership. Also includes 121,508 shares issuable upon exercise of options.

(5)	Includes 437,586 shares issuable upon exercise of options.

(6)	Includes 12,756 shares held by a family trust of which Mr. Kessman is a controlling member. Also includes 1,542,927 shares issuable upon exercise of options and 466,667 shares of restricted stock.

(7)	Includes 487,499 shares issuable upon exercise of options and 221,667 shares of restricted stock.

(8)	Includes 67,916 shares issuable upon exercise of options and 186,667 shares of restricted stock.

(9)	Includes 43,400 shares held by Dr. Doyle’s wife, as to which Dr. Doyle disclaims beneficial ownership. Also includes 230,533 shares issuable upon exercise of options.

(10)	Includes 312,048 shares issuable upon exercise of options and 138,889 shares of restricted stock.

(11)	Includes 3,470,256 shares issuable upon exercise of options.

(12)	Based on data set forth in an Amendment No. 1 to Schedule 13G filed with the SEC on February 15, 2006, of the 5,702,948 shares reported in such Schedule 13G: (i) 811,356 are held by Galleon Captains Partners, L.P.; (ii) 209,000 are held by Galleon Healthcare Partners, L.P.; (iii) 3,267,944 are held by Galleon Captains Offshore, Ltd.; and (iv) 1,414,648 are held by Galleon Healthcare Offshore, Ltd. Galleon Management, L.P. and Galleon Advisors, L.L.C. share dispositive and voting power over the shares held by Galleon Captains Partners, L.P. and Galleon Healthcare Partners, L.P. pursuant to a partnership agreement by and between Galleon Captains Partners, L.P. and Galleon Healthcare Partners, L.P. Galleon Management, L.P. acts as investment manager to Galleon Captains Offshore, Ltd. and Galleon Healthcare Offshore, Ltd. and has dispositive and voting power with respect to the shares held by them. Raj Rajaratnam is the managing member of Galleon Management, L.L.C., which, as the general partner of Galleon Management, L.P., controls Galleon Management, L.P. Mr. Rajaratnam is also the managing member of Galleon Management, L.L.C. and Galleon Advisors L.L.C. As managing member of Galleon Management, L.L.C. and Galleon Advisors L.L.C., Mr. Rajaratnam holds sole dispositive and voting power over the securities held by Galleon Captains Partners L.P., Galleon Healthcare Partners, L.P., Galleon Captains Offshore, Ltd. and Galleon Healthcare Offshore, Ltd. The shares reported as owned in the Schedule 13G by Raj Rajaratnam, Galleon Management, L.P., Galleon Management, L.L.C., and Galleon Advisors, L.L.C. may be deemed beneficially owned as a result of the purchase of such shares by Galleon Captains Partners, L.P., Galleon Captains Offshore, Ltd., Galleon Healthcare Partners, L.P., and Galleon Healthcare Offshore, Ltd., as the case may be. Each of Raj Rajaratnam, Galleon Management, L.P., Galleon Management, L.L.C., and Galleon Advisors, L.L.C. disclaims any beneficial ownership of the shares reported in the Schedule 13G, except to the extent of any pecuniary interest therein.

(13)	Based on data set forth in Schedule 13G filed with the SEC on February 6, 2006, of the 3,362,100 shares reported in such Schedule 13G: (i) 1,725,100 are held by OrbiMed Advisors LLC; and (ii) 1,637,000 are held by OrbiMed Capital LLC. OrbiMed Advisors LLC and OrbiMed Capital LLC are investment advisors. Samuel D. Isaly is a control person OrbiMed Advisors LLC and OrbiMed Capital LLC and shares dispositive and voting power over the shares held by OrbiMed Advisors LLC and OrbiMed Capital LLC. OrbiMed Advisors LLC and OrbiMed Capital LLC hold shares on behalf of Caduceus Capital Master Fund Limited (560,000 shares), Caduceus Capital II, L.P. (268,000 shares), UBS Eucalyptus Fund, LLC (438,000 shares), PaineWebber Eucalyptus Fund, LLC (53,000 shares), HFR SHC Aggressive Fund (106,000 shares), Knightsbridge Post Venture IV L.P. (210,800 shares), Knightsbridge Integrated Holdings, V, LP (225,200 shares), Knightsbridge Netherlands II, LP (56,600 shares), Knightsbridge Integrated Holdings IV Post Venture, LP (88,200 shares),Knightsbridge Post Venture III, LP (40,200 shares), Knightsbridge Netherlands I LP (38,300 shares), Knightsbridge Netherlands III LP (58,500 shares), Knightsbridge Integrated Holdings II Limited (53,400 shares),Knightsbridge Venture Completion 2005 LP (26,100 shares), Knightsbridge Venture Capital VI, L.P. (73,400 shares), Knightsbridge Venture Capital IV LP (54,600 shares), Knightsbridge Venture Capital III LP (40,800 shares), and Finsbury Emerging Biotechnology plc (971,000 shares).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NASDAQ Stock Market. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based upon a review of the forms furnished to us and written representations from our executive officers and directors, we believe that during fiscal 2005 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, seven directors will be elected (constituting the entire Board of Directors). Each director is to hold office until the next annual meeting or until a successor is elected and qualified. The persons named below have been nominated by the Board of Directors on recommendation of its Nominating and Governance Committee. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee by the persons named in the proxy or the size of the Board may be reduced accordingly. The Board is not aware of any circumstances likely to make any nominee unavailable for election.

The nominees, their ages, the year in which each first became a director of the Company and their biographies are:

Nominee	Age	Year First Became Director	Principal Occupation During the Past Five Years
William R. Miller (1,2,3)	78	1995	Chairman of the Board of the Company since April 1995; from February 1995 until April 1995, Chairman of the Board of OncoRx, Inc., which merged into the Company (then known as MelaRx, Inc.) in April 1995; director of ImClone Systems, Inc., (a biotechnology company) since 1996; from 1964 until his retirement in 1991, held various positions with Bristol-Myers Squibb Company, including vice chairman of the board commencing in 1985.
George Bickerstaff (1,2)	50	2005	Managing Director of CRT Capital Group LLC, an investment banking company, since June 2005; director of Oracle Healthcare Acquisition Corp., a blank check company since 2006; held various positions with Novartis, including Chief Financial Officer of Novartis Pharma AG from October 2000 to May 2004; from 1998 to September 2000, held senior finance and operating roles in venture-funded businesses; prior to that held various financial positions with the Dun & Bradstreet Corporation, including Chief Financial Officer of IMS Healthcare.

Nominee	Age	Year First Became Director	Principal Occupation During the Past Five Years
Stephen K. Carter, M.D. (3)	68	2001	Director of Cytogen Corp. since 1998, Alfacell Corp. since 1997, Callisto Pharmaceuticals, Inc. since 2004, Emisphere Technologies Inc. since 2003, and Tapestry Pharmaceuticals, Inc. since 2004 (each a biotechnology company); from 1998 to 2000, senior vice president, clinical and regulatory affairs of SUGEN, Inc. (subsequently acquired by Pharmacia & Upjohn, Inc.); from 1995 to 1996, senior vice president, research and development with Boehringer Ingelheim Pharmaceuticals, Inc.; from 1982 to 1995, held various positions with Bristol-Myers Squibb Company, including senior vice president, worldwide clinical research and development.
Alan Kessman	59	1998	Chief Executive Officer of the Company since January 1999 and President of the Company from April 1999 to January 2004; partner of PS Capital LLC, an international investment and management advisor, since October 1998; from 1983 to 1998, chairman, chief executive officer and president of Executone Information Systems, Inc. (a developer and marketer of voice and data communications systems).
Alan C. Sartorelli, Ph.D. (3)	74	1995	Alfred Gilman Professor of Pharmacology at Yale University School of Medicine since 1967; Founder and Chairman of the Company’s Scientific Advisory Board since April 1995; Chairman of the OncoRx, Inc. Scientific Advisory Board from May 1993 to April 1995; director of Yale Comprehensive Cancer Center from 1984 to 1993.
Ian Williams (4)	52	2006	Consultant to pharmaceutical and biotechnology companies since 2004; from 1981 until his retirement in 2004, held various management positions at Pfizer, Inc. in pharmaceutical research and development, and strategic planning, retiring as executive director of the strategic management group.
Gary Willis (1,2)	60	2005	Chairman, President and Chief Executive Officer of the Zygo Corporation, a developer and marketer of optical systems and components, from 1992 to 2000; Chairman, President and Chief Executive Officer of the Foxboro Company, a supplier of instruments, systems and services for industrial process automation, from 1984 to 1990; director of Rofin-Sinar Technologies since 1996 and Plug Power Inc. since 2003.

(1)	Member of the Compensation Committee of the Board of Directors.

(2)	Member of the Audit Committee of the Board of Directors.

(3)	Member of the Nominating and Governance Committee of the Board of Directors.

(4)	Mr. Williams is a nominee for director.

During the fiscal year ended December 31, 2005, the Board of Directors held five meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors, and of all committees of the Board of Directors on which he served, held while he was a director of the Company.

The Board of Directors has a Compensation Committee, Audit Committee, and Nominating and Governance Committee to assist it in the discharge of its responsibilities.

The Compensation Committee of the Board of Directors administers our executive compensation policies and incentive compensation plans, including bonus and stock option and other equity grants. The Compensation Committee is comprised of three non-employee directors, Messrs. Bickerstaff, Miller and Willis. Mr. Willis acts as the chairman of the Compensation Committee. The Compensation Committee held three meetings in 2005. At the time of two of the 2005 Compensation Committee meetings, the Compensation Committee included Frank T. Cary, a former director who retired as of the 2005 annual meeting of stockholders.

The functions of the Audit Committee and its activities during fiscal 2005 are described below under the heading ‘‘Report of Audit Committee’’. The Audit Committee is comprised of three non-employee directors, Messrs. Bickerstaff, Miller and Willis. Mr. Bickerstaff acts as the Chairman of the Audit Committee. The Audit Committee held six meetings in 2005. At the time of three 2005 Audit Committee meetings held prior to Messrs. Bickerstaff and Willis joining the Board of Directors in June 2005, the Audit Committee was comprised of Mr. Miller and Frank T. Cary.

Policy Regarding Director Attendance

The Company encourages members of its Board of Directors to attend annual stockholders meetings. Six members of the Board of Directors attended the 2005 annual meeting of stockholders.

Nominating and Governance Committee

The Nominating and Governance Committee was established for the purpose of assisting the Board in its selection of individuals as nominees for election to the Board at meetings of the Company’s stockholders and/or to fill any vacancies or newly created directorships on the Board and assisting the Board in its oversight of the corporate governance of the Company.

The Nominating and Governance Committee is comprised of Messrs. Carter, Miller and Sartorelli. Mr. Miller acts as the chairman of the Nominating and Governance Committee. All members of the Nominating and Governance Committee are independent as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards.

The Nominating and Governance Committee uses a variety of methods to identify and evaluate nominees for election to the Board. Candidates may come to the attention of the Nominating and Governance Committee through members of our Board, professional search firms, stockholders and other interested parties. From time to time, the Nominating and Governance Committee engages consulting firms to perform searches for director candidates who meet the current needs of the Board. If a consulting firm is retained to assist in the search process for a director, a fee is typically paid to such firm only if the candidate is elected to the Board or is recommended to the Board by the Nominating and Governance Committee for inclusion in the slate of nominees to be elected at the annual meeting. In 2005, the Nominating and Governance Committee retained Korn-Ferry International to assist in the search process for new directors. Korn-Ferry International recommended George Bickerstaff to the Committee. Upon Mr. Bickerstaff’s election to the Board, Korn-Ferry International was paid a fee of $63,600. An executive officer recommended Ian Williams to the Nominating and Governance Committee.

The Nominating and Governance Committee believes that all candidates should have personal and professional integrity, experience with businesses and other organizations of comparable size or in related industries, a college or professional degree, demonstrated exceptional ability and judgment, and the ability to act in the best interests of our stockholders.

The Nominating and Governance Committee will consider nominations for directors from stockholders. A stockholder wishing to nominate an individual for election to the Board should send the nomination, together with a statement of the individual’s experience and qualifications and a signed consent of the individual to serve if nominated and elected, to our Nominating and Governance Committee Administrator c/o Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

Nominations received by the Nominating and Governance Committee will be reviewed by the Chairman of the Nominating and Governance Committee to determine whether the candidate possesses the director qualifications, and if so, whether the candidate’s expertise and particular set of skills and background fit the current needs of the Board and whether the candidate will be effective, together with the other nominees and directors, in serving the long-term interests of the Company and our stockholders.

If the candidate meets the requirements for a current vacancy on the Board, the submission materials are reviewed by the Nominating and Governance Committee. The process of reviewing and evaluating candidates submitted by stockholders is designed to ensure that the Board includes members with diverse backgrounds, skills and experience including appropriate financial and other expertise relevant to the business of the Company.

The Nominating and Governance Committee Charter is available on the Company’s website, www.vionpharm.com. The Nominating and Governance Committee held two meetings in 2005. At the time of one Nominating and Governance Committee meeting held in 2005, the Nominating and Governance Committee was comprised of Messrs. Miller, Frank T. Cary and Charles K. MacDonald, a former director who retired as of the 2005 annual meeting of stockholders.

Stockholder Communications with the Board of Directors

The Board will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Nominating and Governance Committee will be primarily responsible for monitoring communications from stockholders and other interested parties and will provide copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Nominating and Governance Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Chairman of the Nominating and Governance Committee c/o Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

Report of the Audit Committee

The Board’s Audit Committee consists of three non-employee directors, George Bickerstaff, as Chairman, William R. Miller and Gary Willis, each of whom has been determined to be an ‘‘independent director’’ as that term is defined in the listing standards of the NASDAQ Stock Market. Pursuant to the Audit Committee’s amended and restated written charter as adopted by the Board of Directors (which is available on our website, www.vionpharm.com), the Audit Committee evaluates audit performance, manages the relationship with the Company’s independent accountants, assesses policies and procedures relating to internal controls and evaluates complaints regarding auditing and accounting matters. This report relates to the activities taken by the Audit Committee in carrying out such role for the past year.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2005 and discussed the audited financial statements with management. The review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors their independence from management and the Company, and considered the compatibility of non-audit services with the auditors’ independence, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Audit Committee held a private session with the Company’s independent auditors, Ernst & Young LLP, at which candid discussions of financial management, accounting and internal controls took place.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting and other matters.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

The Board of Directors, on recommendation of its Audit Committee, has selected Ernst & Young LLP as the Company’s independent auditors for fiscal year 2006 and will submit its decision for stockholder ratification at the annual meeting.

Submitted by the Audit Committee:
GEORGE BICKERSTAFF, CHAIRMAN WILLIAM R. MILLER GARY WILLIS

Audit Committee Financial Expert

Our board of directors has determined that Mr. Bickerstaff who serves on its audit committee qualifies as ‘‘audit committee financial expert’’ (as that term is defined in the rules promulgated by the United States Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002). Our board of directors has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 and has also determined that all members of the audit committee are ‘‘independent’’, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks or insider participation.

Compensation of Directors

Through September 2005, our non-employee directors received $1,000 for each board meeting attended and the chairman of the board received $4,000 for each board meeting attended. Directors were also reimbursed for expenses actually incurred in attending board or committee meetings.

Upon the advice and recommendation of outside compensation consultants retained by the Compensation Committee, which advice and recommendation was based upon a detailed analysis of the practices of companies within our peer group as well as emerging trends occurring within director compensation arena, and other factors considered by the Compensation Committee and the Board, the Compensation Committee recommended and the Board of Directors approved the following changes, effective September 13, 2005, to the cash compensation payable to our non-employee directors:

•	payment of a $15,000 annual retainer to each director other than the chairman of the board;

•	payment of a $40,000 annual retainer to the chairman of the board;

•	payment of a $5,000 annual retainer to the chair of each committee of the board other than the chair of the audit committee;

•	payment of a $10,000 annual retainer to the chair of the audit committee;

•	the increase of the meeting fee payable for each board meeting attended from $1,000 to $1,500, the payment of $750 for each board meeting attended by teleconference that exceeds one hour and the elimination of the $4,000 meeting fee payable to the chairman of the board; and

•	payment of $1,000 meeting fee for each committee meeting attended in person and $500 for each committee meeting attended by teleconference that exceeds one hour.

Directors will also continue to be reimbursed for expenses actually incurred in attending board and committee meetings.

Also upon the advice and recommendation of outside compensation consultants retained by the Compensation Committee, and other factors considered by the Compensation Committee and the Board, effective September 13, 2005, the Compensation Committee recommended and the Board of Directors approved changing the form in which equity compensation is provided to our non-employee directors from stock option awards to restricted stock awards granted under our 2005 Stock Incentive Plan approved by our stockholders on October 25, 2005, on the following terms:

•	annual restricted stock grants to each non-employee director on the first trading day following each annual meeting for the number of shares of our common stock determined by dividing $28,200 by the fair market value of our common stock on such date (provided that, if the price per share of our common stock is less than $2.00 on such date, the number of shares of restricted stock shall be fixed at 11,300), which shares shall fully vest one year after the date of each grant or upon a change in control; and

•	an initial restricted stock grant on the first trading day following a non-employee director’s initial appointment or election to the board for the number of shares of our common stock determined by dividing $100,000 by the fair market value of our common stock on such date (provided that, if the price per share of our common stock is less than $2.00 on such date, the number of shares of restricted stock shall be fixed at 34,700), which shares shall vest in three equal annual installments or upon a change in control.

In connection with our 2005 annual meeting of stockholders, each of Mr. Miller, Mr. Bickerstaff, Dr. Carter, Dr. Sartorelli, Dr. Sznol and Mr. Willis was granted 12,935 shares of restricted stock valued at $28,200. If elected to the board, Mr. Williams will be entitled to an initial restricted stock grant valued at $100,000 or 34,700 shares of restricted stock if the price per share of our common stock is less than $2.00 on June 28, 2006.

Certain Relationships and Related Transactions

We recorded research and development expense of $200,000 during 2005 related to a gift to fund research through March 31, 2007 at the laboratory at Yale University headed by Dr. Sartorelli, a member of the Board of Directors. The balance of gifts of $250,000 at December 31, 2005 will be paid in five equal quarterly installments through the first quarter of 2007.

Vote Required

The seven nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. Abstentions and withheld votes have no effect on the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS DEEMS ‘‘PROPOSAL NO. 1—ELECTION OF DIRECTORS’’ TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

MANAGEMENT

Executive Officers

The following table contains the names and positions of the current executive officers of the Company:

Name	Position
Alan Kessman	Chief Executive Officer and Director
Howard B. Johnson	President and Chief Financial Officer
Ann Cahill	Vice President of Clinical Development
Meghan Fitzgerald	Vice President and Chief Business Officer
Ivan King, Ph.D.	Vice President of Research and Development
Karen Schmedlin	Vice President of Finance, Chief Accounting Officer and Secretary

Alan Kessman, age 59, has been our Chief Executive Officer since January 1999 and has served on our Board of Directors since October 1998. Mr. Kessman also served as our President from April 1999 to January 2004. Mr. Kessman is a partner of PS Capital LLC, an international investment and management advisor. From 1983 to 1998, Mr. Kessman was chairman, chief executive officer and president of Executone Information Systems, Inc., a developer and marketer of voice and data communications systems.

Howard B. Johnson, age 46, has been our President since January 2004 and our Chief Financial Officer since March 2002. Mr. Johnson was a vice president and a consultant for Nutrition 21, Inc., a nutri-ceutical company, from November 2001 until March 2002. From May 1999 until February 2001, Mr. Johnson was chief financial officer of IBS Interactive, Inc. (now Digital Fusion, Inc.), an information technology services company. Mr. Johnson founded and from 1996 to 1999 was chairman and chief executive officer of MedWorks Corporation, a privately held medical device company. From 1983 to 1993, Mr. Johnson was an investment banker at PaineWebber Group, Inc.

Ann Cahill, age 45, has been our Vice President of Clinical Development since October 2004. Ms. Cahill was our Senior Director of Clinical Affairs from October 2003 to October 2004 and Director of Clinical Affairs from January 2002 to October 2003. From 1997 to 2002, Ms. Cahill was a member of the project management group of Schering-Plough Corporation, including leadership roles in clinical affairs for hepatitis and medical oncology. From 1985 to 1997, Ms. Cahill was a physician associate in a medical oncology practice.

Meghan Fitzgerald, age 35, has been our Vice President and Chief Business Officer since January 2006. From 2005 to January 2006, Ms. Fitzgerald was Senior Director of Strategic Planning and Business Development and from 2001 to 2005 World Wide Marketing Director of Life Cycle Management for Pfizer Human Health. From 1997-2001 Ms. Fitzgerald held marketing positions at Merck, Forest Labs and Sanofi-Synthelabo. Prior to 1997, Ms. Fitzgerald was a registered nurse.

Ivan King, Ph.D., age 51, has been our Vice President of Research and Development since January 2004. Dr. King was our Vice President of Research from July 1998 to January 2004 and Senior Director of Biology from October 1995 to July 1998. From 1990 to 1995, Dr. King was a section leader in the department of tumor biology at Schering-Plough Research Institute in charge of the cell biology and in vivo biology groups where he was responsible for identifying targets, developing high throughput assays, evaluating in vitro and in vivo activities of drug candidates and recommending candidates for clinical development. Dr. King’s first industrial position was as a senior research scientist at Bristol-Myers Squibb Company.

Karen Schmedlin, age 43, has been our Vice President, Finance and Chief Accounting Officer since March 8, 2006 and our Secretary since April 2001. Ms. Schmedlin was our Controller from October 2000 to March 2006. From 1990 to 2000, Ms. Schmedlin held various finance and marketing positions at Executone Information Systems, Inc., a developer and marketer of voice and data communications systems, including director of marketing operations, division controller and manager of financial reporting. From 1984 to 1990, Ms. Schmedlin was an auditor with Arthur Andersen & Co.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

This Executive Compensation Report discusses the Company’s executive compensation policies and the basis for the compensation paid to the Executive Officers during the year ended December 31, 2005.

Compensation Policy.    The Committee’s policy with respect to executive compensation has been designed to:

•	Adequately and fairly compensate executive officers in relation to responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size and at a comparable stage of development within the Company’s industry;

•	Reward executive officers for the achievement of short-term goals and for the enhancement of the long-term value of the Company; and

•	Align the interests of the executive officers with those of the stockholders with respect to short-term operating goals and long-term increases in the value of the Company’s Common Stock.

The components of compensation generally paid to executive officers consist of: (a) base salary and (b) incentive compensation in the form of annual bonus payments and equity-based incentive compensation awards by the Company under the Company’s 2005 Stock Incentive Plan. The Company’s Compensation Committee is responsible for reviewing and approving cash compensation paid by the Company to its executive officers and members of the Company’s senior management team, including annual bonuses and stock-based awards, selecting the individual executives and members of senior management who will be awarded bonuses and stock-based awards, and for determining the timing, pricing and amount of all stock-based awards granted to executives and members of senior management under the Company’s 2005 Stock Incentive Plan.

The Company’s executive compensation program emphasizes the use of incentive-based compensation to reward the Company’s executive officers and members of senior management for individual contributions to the achievement of the Company’s business, research and product development objectives recommended by the CEO and approved by the Compensation Committee. The Company uses stock-based awards to provide an incentive for a substantial number of its officers and employees, including members of management, and to reward such officers and employees for achieving the Company’s business objectives. The Company believes its incentive compensation plan rewards management when the Company and its stockholders have benefited from achieving the Company’s business objectives and targeted clinical, research and development objectives, all of which the Compensation Committee feels will dictate, in large part, the Company’s future operating results. The Compensation Committee believes that its policy of compensating officers and employees with incentive-based compensation fairly and adequately compensates those individuals in relation to their responsibilities, capabilities and contribution to the Company, and in a manner that is commensurate with compensation paid by companies of comparable size and at a comparable stage of development within the Company’s industry.

Components of Compensation.    The primary components of compensation paid by the Company to its executive officers and senior management personnel, and the relationship of such components of compensation to the Company’s performance, are discussed below:

•	Base Salary. The Compensation Committee periodically reviews the base salary paid by the Company to its executive officers and members of the senior management team. Adjustments to base salaries are determined based upon a number of factors, including the Company’s performance (to the extent such can fairly be attributed or related to each executive’s performance), as well as the nature of each executive’s responsibilities, capabilities and contributions. The Compensation Committee attempts to ascertain whether salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. Generally, salary increases, if any, are given annually at the beginning of each year. The Compensation Committee believes that base salaries for the Company’s executive officers have historically been reasonable in relation to the Company’s size and performance in comparison with the compensation paid by similarly sized companies or companies within the Company’s industry.

•	Incentive Compensation. As discussed above, a substantial portion of each executive officer’s compensation package is in the form of incentive compensation designed to reward the achievement of short-term operating goals and long-term increases in stockholder value. Annually, the CEO recommends, and the Compensation Committee considers and adopts performance criteria for the Company’s executive officers on which to base bonuses for the year. Typically, the cash bonus to be paid based upon the achievement of the performance criteria will be between 25% and 50% of the executive’s base salary. The performance criteria are generally the achievement of certain targets relating to the Company’s clinical trials, registrational requirements of the Company’s drug products, business development objectives, increases in stockholder value and financial objectives. The Company’s 2005 Stock Incentive Plan allows the Board of Directors or the Compensation Committee to grant stock-based awards of the Company’s Common Stock to executive officers and employees. Under the terms of the 2005 Stock Incentive Plan, the Board of Directors and the Compensation Committee have authority to select the executive officers and employees who will be granted stock-based awards and to determine the timing, pricing and number of shares of stock to be awarded. Typically, these awards vest upon the earliest of (A) approximately three years after the date of grant, (B) the approval of an NDA to market Cloretazine®, or (C) the occurrence of a Change of Control, as defined in our 2005 Stock Incentive Plan, although the Compensation Committee may adopt other or additional vesting criteria. The Compensation Committee believes that the stock-based awards with the forgoing vesting criteria reward executive officers only to the extent that stockholders have benefited from increases in the value of the Company’s Common Stock.

Compensation of the Chief Executive Officer.    The Company has entered into an executive employment agreement as amended with Mr. Kessman. For material terms of this executive employment agreement see ‘‘Employment Agreements’’. The Compensation Committee believes that the monthly compensation under the agreement adequately and fairly compensates Mr. Kessman in relation to his responsibilities, capabilities, contributions and dedication to the Company and secures for the Company the benefit of his leadership, management and financial skills and capabilities. Moreover, the Compensation Committee believes that the salary and other benefits are reasonable in relation to the responsibilities, capabilities, contributions and dedication of Mr. Kessman to the Company and are in line with the compensation earned by chief executive officers employed by companies of comparable size and stage of development within the Company’s industry.

Tax Deductibility.    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to Named Executive Officers, excluding performance-based compensation. Through December 31, 2005, this provision has not limited our ability to deduct executive compensation, but the Compensation Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

Conclusion.    The Compensation Committee believes that the concepts discussed above further the stockholder interests because a significant part of executive compensation is based upon the Company achieving its product development and other specific goals set by the Board of Directors. At the same time, the Compensation Committee believes that the program encourages responsible management of the Company in the short-term. The Compensation Committee regularly considers plan design so that the total program is as effective as possible in furthering stockholder interests.

The Compensation Committee bases its review on the experience of its own members, on information requested from management personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

Submitted by the Compensation Committee:
GARY WILLIS, CHAIRMAN
GEORGE BICKERSTAFF
WILLIAM R. MILLER

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and to our four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at December 31, 2005, for services rendered to us in all capacities during the three fiscal years ended December 31, 2005.

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation	Restricted Stock Awards (5)	Securities Underlying Options/SARs (#)	All Other Compensation ($)
Alan Kessman — Chief Executive Officer (1)	2005	$428,480		$80,000	(4)	—	—	$1,000	(6)
	2004	$412,000	(2)	$100,000	(4)	—	150,000	$1,000	(6)
	2003	$412,000	(3)	—	(4)	—	80,000	$14,200	(7)
Howard B. Johnson — President and Chief Financial Officer	2005	$275,000		$80,053	(4)	—	—	—
	2004	$250,000	(2)	$25,001	(4)	—	100,000	—
	2003	$200,000	(3)	—	(4)	—	60,000	—
Ann Lee Cahill — Vice President, Clinical Development (8)	2005	$200,000		$65,000	(4)	—	—	$1,000	(6)
	2004	$184,800		$15,400	(4)	—	105,000	$1,000	(6)
	2003	—		—		—	—	—
Ivan King, Ph.D. — Vice President, Research and Development	2005	$220,000		$35,035	(4)	—	—	$1,000	(6)
	2004	$208,000	(2)	$20,800	(4)	—	50,000	$1,000	(6)
	2003	$200,000	(3)	—	(4)	—	40,000	$1,000	(6)
Terrence W. Doyle, Ph.D. — Vice President, Chief Scientific Officer (9)	2005	$224,973		$—	(4)	—	—	$1,000	(6)
	2004	$224,973	(2)	$4,500	(4)	—	—	$1,000	(6)
	2003	$216,320	(3)	—	(4)	—	10,000	$1,500	(6)

(1)	We are a party to an employment agreement with Mr. Kessman. See ‘‘— Employment Agreements.’’

(2)	Excludes 2004 payments of salary deferrals in 2002-2003 to conserve cash resources as follows: Mr. Kessman - $114,607; Mr. Johnson - $27,222; Dr. King - $27,222; and Dr. Doyle - $29,440.

(3)	Includes 2003 salary deferrals to conserve cash resources, net of payments of salary deferrals beginning August 2003, as follows: Mr. Kessman - $14,274; Mr. Johnson - $3,889; Dr. King - $3,889; and Dr. Doyle - $4,203.

(4)	Aggregate amount of such compensation is less than the lesser of $50,000 or 10% of the total salary and bonus reported for the indicated person.

(5)	On January 5, 2006, Messrs. Kessman, Johnson, King and Ms. Cahill were granted 466,667 shares, 221,667 shares, 138,889 shares and 186,667 shares of restricted stock, respectively, for their performance in 2005. The shares will vest upon the earliest of (A) December 31, 2008; (B) the approval of an NDA to market Cloretazine® (VNP40101M); or (C) the occurrence of a Change of Control, as defined in our 2005 Stock Incentive Plan. There were no restricted shares held by our executive officers as of December 31, 2005.

(6)	Consists of matching contribution to the Company’s 401(k) Savings Plan.

(7)	Consists of life and disability insurance payments.

(8)	Ms. Cahill was named an executive officer on October 15, 2004.

(9)	In January 2004, we entered into a consulting agreement with Gemin X, Inc. (Gemin X), under which Dr. Doyle rendered consulting services to Gemin X. Gemin X paid us $207,000 and $213,325 for Dr. Doyle's consulting for the years ended December 31, 2005 and 2004, respectively. Dr. Doyle retired on March 31, 2006 and our agreement with Gemin X terminated as of that date.

Option Grants in Last Fiscal Year

The following table sets forth the grant of stock options made during the year ended December 31, 2005 to the persons named in the Summary Compensation Table:

	Number of Securities Underlying Options Granted (b)	% of Total Options Granted to Employees in Fiscal Period (c)	Exercise of Base Price ($/Sh) (d)	Expiration Date (e)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name (a)					5%($) (f)	10%($) (g)
Alan Kessman.	—	—	—	—	—	—
Howard B. Johnson.	—	—	—	—	—	—
Ann Lee Cahill.	—	—	—	—	—	—
Ivan King, Ph.D.	—	—	—	—	—	—
Terrence W. Doyle, Ph.D. (1)	—	—	—	—	—	—

(1)	Dr. Doyle retired on March 31, 2006.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to stock options exercised in 2005 and unexercised stock options held by the persons named in the Summary Compensation Table at December 31, 2005.

	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
Name (a)			Exercisable (d)	Unexercisable (e)	Exercisable (f)	Unexercisable (g)
Alan Kessman.	—	$—	1,542,927	—	$171,400	$—
Howard B. Johnson	—	$—	399,999	182,500	$82,949	$1,600
Ann Lee Cahill	—	$—	64,166	85,834	$22,533	$267
Ivan King, Ph.D.	—	$—	312,048	50,834	$73,633	$1,067
Terrence W. Doyle, Ph.D. (2)	—	$—	230,533	3,334	$42,790	$267

(1)	Computed based upon the difference between the closing price of the Company’s common stock on December 30, 2005 ($1.65) and the exercise price.

(2)	Dr. Doyle retired on March 31, 2006.

Employment and Change in Control Agreements

In November 2003, we entered into an employment agreement effective January 1, 2004 with Alan Kessman, our Chief Executive Officer. Pursuant to this agreement, Mr. Kessman receives a minimum base salary of $412,000 per year and is eligible for a bonus of up to 50% of his base salary based on the achievement of specified objectives. In the event Mr. Kessman’s employment is terminated by us for any reason other than cause or disability, or if Mr. Kessman terminates for good reason, we are obligated to pay him two times the sum of his base salary plus his average annual bonus for the prior two years and to continue payment of certain insurance costs on his behalf. Under Mr. Kessman’s employment agreement, it shall constitute ‘‘good reason’’ for Mr. Kessman to terminate his employment and receive the amounts described above if there is a change in control and the Company or its successors, as the case may be, fails to agree in writing to extend the expiration date of the employment agreement to the two-year anniversary of the change of control. In September 2005 and January 2006 we negotiated extensions of Mr. Kessman’s employment agreement, and the termination date of Mr. Kessman’s employment agreement is now December 31, 2008.

We entered into severance agreements with Howard B. Johnson, our President and Chief Financial Officer, Ann Lee Cahill, our Vice President of Clinical Development, Meghan Fitzgerald,

our Vice President and Chief Business Officer, Dr. Ivan King, our Vice President of Research and Development, Karen Schmedlin our Vice President of Finance, Chief Accounting Officer and Corporate Secretary, and Dr. Terrence W. Doyle, our former Vice President and Chief Scientific Officer, pursuant to which each of these officers would be entitled to certain payments in the event such officer loses his employment during the twelve-month period following a ‘‘change in control,’’ as defined in the agreement. Specifically, if a ‘‘change in control’’ occurs, the officer shall be entitled to a lump sum severance payment equal to the sum of twelve months of the officer’s monthly base salary as in effect as of the date of termination or immediately prior to the change in control, whichever is greater, plus the average of the last two cash bonus payments made to the officer prior to the change in control. The officer would also be entitled to all payments necessary to provide him with group health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination until the earlier of 18 months after such termination or the date he has obtained new full-time employment. The foregoing amounts are not payable if termination of the officer is because of his death, by us for cause, or by the officer other than for good reason.

On September 13, 2005, we entered into an additional agreement with Howard B. Johnson, our President and Chief Financial Officer, pursuant to which Mr. Johnson would be entitled to certain payments in the event his employment is terminated after Alan Kessman’s retirement, resignation or termination as our Chief Executive Officer (‘‘CEO’’). Specifically, if at any time within one year after the earlier of (i) the date of a public announcement by the Company of the hiring of a new CEO and (ii) the date of hiring of such new CEO as set forth in such public announcement (the ‘‘CEO Hiring Date’’) Mr. Johnson is terminated by the Company without cause (as defined in the agreement), he shall be entitled to a lump sum payment equal to the sum of twelve months of his monthly base salary as in effect as of the date of termination or immediately prior to such termination, whichever is greater, plus the average of the last two cash bonus payments made to Mr. Johnson prior to his termination. Mr. Johnson would also be entitled to all payments necessary to provide him with group health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination until the earlier of 12 months after such termination or the date he obtains new full-time employment. Also, if Mr. Johnson voluntarily resigns from his position as President and Chief Financial Officer of the Company within the first 90 days following the CEO Hiring Date, he shall be entitled to receive his full base salary, at the rate as in effect at the date of resignation, at such time as such payments would have been due pursuant to his previous salary arrangement, until the earlier of 12 months after the date of such resignation or the date he obtains new full-time employment (the ‘‘Transition Period’’), provided that Mr. Johnson advises and consults by telephone, in writing or, at a mutually agreeable time, in person regarding the affairs of the Company with the officers and directors of the Company upon requests for such services by such officers and directors during the Transition Period. In the event of such resignation, Mr. Johnson would also be entitled to all payments necessary to provide him with group health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination until the earlier of 12 months after such termination or the date he obtains new full-time employment. The foregoing amounts are not payable if the termination of Mr. Johnson is due to his death, is a result of a termination by us for cause or if Mr. Johnson is offered the position of CEO.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to our directors, officers and employees, as well as a Code of Ethics that applies to our chief executive officer and senior financial officers. The codes have been posted to our website, www.vionpharm.com.

Performance Graph

The following line graph compares the five-year cumulative total stockholder’s return on our common stock to: (i) the change in the cumulative total return on the Nasdaq Composite Index for U.S. Companies and (ii) the change in the cumulative total return on the Nasdaq Biotechnology Index, which includes biotechnology companies, assuming an investment of $100 made in each and assuming the reinvestment of any dividends.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors has selected Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2006, and has further directed that management submit the selection of independent auditors for ratification by stockholders at the annual meeting. Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection were ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

Ernst & Young LLP has audited the Company’s financial statements since 1995. A representative of the firm of Ernst & Young LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

The following table presents the aggregate fees for professional audit services and other services rendered by Ernst & Young LLP, our independent registered public accountants, in 2005 and 2004:

	Years ended December 31,
	2005		2004
	Fees	% Approved by the Audit Committee	Fees	% Approved by the Audit Committee
Audit fees	$180,993	100%	$166,195	100%
Audit related fees	—	—	—	—
Tax fees	29,554	100%	28,000	100%
All other fees	1,515	100%	1,590	100%
Total	$212,062		$195,785

Audit Fees consist of fees billed for the annual audit of our financial statements and other audit services including the provision of consents and the review of documents filed with the SEC. The fees for 2005 include $60,000 of accrued audit fees for the 2005 year-end audit that were not billed until 2006. The fees for 2004 include $73,000 of accrued audit fees for the third-quarter 2004 review and the 2004 year-end audit that were not billed until 2005.

Audit Related Fees consist of fees billed for transaction consultations.

Tax Fees consist of fees billed for tax compliance services.

All Other Fees consist of a subscription fee for an online accounting research database.

Audit Committee Pre-approval Policies and Procedures

The Audit Committee of our Board of Directors is responsible, among other matters, for the oversight of the external auditor. The Audit Committee has adopted a policy regarding pre-approval of audit and permissible non-audit services provided by our independent registered public accountants (the ‘‘Policy’’).

Under the Policy, proposed services either (i) may be pre-approved by the Audit Committee without consideration of specific case-by-case services as ‘‘general pre-approval’’; or (ii) require the specific pre-approval of the Audit Committee as ‘‘specific pre-approval’’. The Audit Committee may delegate either type of pre-approval authority to one or more of its members. The Policy sets out the audit, audit-related, tax and other services that have received the general pre-approval of the Audit Committee, including those described in the footnotes to the table, above; these services are subject to annual review by the Audit Committee. All other audit, audit-related, tax and other services must receive a specific pre-approval from the Audit Committee.

The Audit Committee establishes budgeted fee levels annually for each of the four categories of audit and non-audit services that are pre-approved under the Policy, namely, audit, audit-related, tax and other services. Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the external auditor and the chief financial officer. At each regular meeting of the Audit Committee, the external auditor provides a report in order for the Audit Committee to review the services that the external auditor is providing, as well as the status and cost of those services.

Vote Required

The affirmative vote of holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required for the adoption of this proposal. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker will not have authority to vote your shares. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote ‘‘against’’ the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS DEEMS ‘‘PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT AUDITORS’’ TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE ‘‘FOR’’ APPROVAL OF THIS PROPOSAL.

ADDITIONAL INFORMATION

‘‘Householding’’ of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address be delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as ‘‘householding’’, potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if you shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Corporate Secretary, Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

Stockholder Proposals for the 2007 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting in 2007 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposal must be received by the Company’s Corporate Secretary no later than February 6, 2007. Proposals should be sent by certified mail, return receipt requested to Corporate Secretary, Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

Stockholder proxies obtained by our Board of Directors in connection with our 2007 Annual Meeting will confer on the proxies discretionary authority to vote on any matters presented at the meeting which were not included in the proxy statement, unless notice of the matter to be presented at the meeting is provided to our Secretary before April 22, 2007. Notices of intention to present proposals at the 2007 Annual Meeting should be sent by certified mail, return receipt requested to Corporate Secretary, Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any other business to be acted upon at the annual meeting. However, if any other business properly comes before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy, to the extent entitled, on those matters in accordance with their best judgment. Whether or not you expect to attend the annual meeting, the prompt return of your proxy in the enclosed envelope, or your vote by telephone or on the Internet, will be appreciated.

On behalf of the Board of Directors

/s/ Karen Schmedlin KAREN SCHMEDLIN Secretary

May 30, 2006

APPENDIX A

AUDIT COMMITTEE CHARTER
OF
VION PHARMACEUTICALS, INC.

General Statements of Policy

This charter governs the operations of the audit committee (the ‘‘Audit Committee’’) of the Board of Directors (the ‘‘Board’’) of Vion Pharmaceuticals, Inc. (the ‘‘Company’’). The Audit Committee shall review and reassess this Charter and obtain annually its reapproval, or the approval as to any changes, as the case may be, of the Board.

Purpose

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The committee relies on the expertise and knowledge of management, the internal auditors and the independent auditors in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing the Company's financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws and regulations or the Company's internal policies, procedures or controls.

Audit Committee Membership

•	The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship with the Company, which in the opinion of the Board, would interfere with the exercise of his or her independent judgement in carrying out his or her responsibilities as a director and shall otherwise satisfy the requirements of independence as required by law, as required by the Securities and Exchange Commission, or the Nasdaq Market.

•	A non-independent director may serve on the Audit Committee pursuant to ‘‘exceptional and limited circumstances’’ up to two years if the Board determines it to be in the best interests of the Company and its stockholders; provided, that such non-independent director does not serve as the chair of the Audit Committee and the Board discloses the reasons for the determination in the Company's next annual proxy statement.

•	All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have sophisticated accounting or related financial management experience. Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee.

Duties and Responsibilities

The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the outside auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. The outside auditor shall report directly to the Audit Committee. Accordingly, the Audit Committee shall:

•	Appoint, determine the compensation of, and oversee the work of, the Company's internal auditor, if any, and independent auditor.

•	Review the internal audit functions and annual independent audit of the Company's financial statements.

•	Review the adequacy and effectiveness of the Company's systems of internal accounting and financial controls.

•	Monitor the integrity of the Company's financial reporting processes.

•	Ensure the Company's compliance with legal and regulatory requirements.

•	Provide an avenue for open communication among the independent auditor, management and the Board of Directors.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate in such a format as the committee deems appropriate. The Audit Committee chairman shall approve an agenda in advance of each meeting and has the power to call a committee meeting whenever he or she thinks there is a need. An Audit Committee member should not vote on any matter in which he or she is not independent. The Audit Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from anyone in the organization, including management. The Audit Committee shall meet with the independent auditor and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the Audit Committee.

Annual Audit

1.    Oversight of Independent Auditors. The Audit Committee shall:

•	Review annually the qualifications and proposed audit fees for the next fiscal year of the independent auditor for Company audits. Upon completion of the review, the Audit Committee shall retain an independent auditor on behalf of the Company, shall approve the fees for the audit, and shall recommend the selection of the independent auditor to the Company's stockholders for ratification.

•	Confirm and assure the objectivity and independence of the independent auditor, including a review of the matters included in the written disclosures required by the Independence Standards Board.

•	Review with the independent auditor, its audit scope, staffing, reliance upon management, general work and procedural plans.

•	Pre-approve all audit and non-audit services provided by the independent auditor to the Company and shall assure that the independent auditor is not engaged to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member or members of the Audit Committee. The decisions of any Audit Committee member or members to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

2.    Review of Audit. Shortly after the annual audit is completed, the Audit Committee shall review and discuss the following with management and the independent auditor in collective or independent sessions as the committee deems appropriate:

•	The Company's annual financial statements and related footnotes;

•	The independent auditor's audit report on the financial statements;

•	The management letter relating to the audit report;

•	The auditor's qualitative judgments about the appropriateness of critical accounting principles and practices and financial disclosure;

•	Any significant questions between management and the independent auditor that arose during the audit, together with management's responses to such questions; and

•	Any other matter relating to the audit procedures or findings that the auditor are required to communicated to the committee under generally accepted accounting standards, by law, as required by the Securities and Exchange Commission, or the Nasdaq National Market.

3.    Internal Audit. The Audit Committee shall discuss with management any significant findings during the year and management's responses to them and any changes to the planned scope of management's internal audit plan that the committee deems advisable.

Compliance

In accordance with its oversight responsibilities relating to legal and regulatory compliance, the Audit Committee shall review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators and shall take the following actions:

1.    Internal Controls. The Audit Committee shall:

•	Receive regular reports from the independent auditor on, and assess, the critical accounting policies and practices of the Company and on all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

•	Discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk; and

•	Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

•	Ask management and the independent auditor about significant financial risk exposures and shall assess management's steps to minimize them.

2.    Reporting Systems. The Audit Committee shall:

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, and matters relating to the Whistleblower's Policy, and the confidential, anonymous submission by employees of concerns regarding such matters; and

•	Review the Company's disclosure controls and procedures from time to time, as well as certifications of the Company officers required by law with respect thereto, to assist in assuring their effectiveness.

•	Receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

3.    Investigations. The Audit Committee shall promptly investigate and address concerns or compliance failures raised by internal reporting or compliance procedures or by the Independent Auditor. The Audit Committee has the authority to retain independent counsel and other outside advisor in response to specific circumstances giving rise to a determination that such action is in the best interests of the Company and its stockholders.

Periodic Reporting and Earnings Press Releases

1.    Form 10-Q. The Audit Committee shall review the interim financial reports with management and the independent auditor prior to the filing of the Company's Quarterly Report on Form 10-Q, and shall review with the Chief Executive Officer and Chief Financial Officer the contents of any required certification related to the filing of the Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted accounting standards.

2.    Form 10-K. The Audit Committee shall review with management and the independent auditor the information included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of the critical accounting policies and practices, the reasonableness of significant judgments, the alternatives available to the Company for applying different generally accepted accounting principles and the effect and desirability of such alternatives and the independent auditor's preferred treatment, and the clarity of the information disclosed. The committee shall also review with the Chief Executive Officer and Chief Financial Officer the contents of any required certification related to the filing of the Form 10-K.

3.    Report for Proxy Statement. The Audit Committee shall prepare its report to be included in the Company's annual proxy statement, as required by the SEC regulations.

4.    Earnings Press Releases. The Audit Committee shall review earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

Other Responsibilities

1.    The Audit Committee shall maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

While the Audit Committee has the responsibilities and authorities set forth in this Charter, it is the duty of management and the independent auditor to plan or conduct audits and to determine that the Company's financial statements are complete and accurate in accordance with generally accepted accounting principles.

APPENDIX B

VION PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 27, 2006

Alan Kessman and Karen Schmedlin, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of common stock of Vion Pharmaceuticals, Inc. held of record by the undersigned on May 8, 2006, at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time, on Tuesday, June 27, 2006 at The Westin Stamford, 1 Stamford Place, Stamford, Connecticut 06902, or any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1 and 2.

(Continued And To Be Signed On Reverse Side.)

    PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

	For All Nominees	Withhold All	For All Except
1. Nominees for the Board of Directors:	[ ]	[ ]	[ ]
1) William R. Miller
2) George Bickerstaff
3) Stephen K. Carter, M.D.
4) Alan Kessman
5) Alan C. Sartorelli, Ph. D.
6) Ian Williams
7) Gary K. Willis

       When you mark ‘‘For All Except,’’ write the nominee's number on the line below:

	FOR	AGAINST	ABSTAIN
2. Ratification of Ernst & Young LLP	[ ]	[ ]	[ ]
as the Company's Independent Auditors:

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

The shareholder below acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Annual Report, each of which has been furnished herewith. Please sign, date and return this proxy card promptly using the enclosed envelope.

SIGNATURE:

SIGNATURE, IF HELD JOINTLY:

DATED:                     , 2006

Important: Please sign exactly as name appears above. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title as such. If signor is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

B-1